GOODWILL	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]
NOTE 9:-	GOODWILL

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2012 according to the Company's reporting units are as follows:

	IT professional services	Software services	Total

As of January 1, 2011	$12,428	$12,196	$24,624

Business combination	-	14,245	14,245
Adjustments due to finalized purchase price allocation	(520)	363	(157)
Foreign currency translation adjustments	-	185	185

As of December 31, 2011	11,908	26,989	38,897

Business combination	5,809	-	5,809
Additional consideration in conjunction with acquisitions	-	140	140
Foreign currency translation adjustments	-	(502)	(502)

As of December 31, 2012	$17,717	$26,627	$44,344

In 2010 and 2011, the Company determined the fair value of each reporting unit using the income approach. The material assumptions used for the income approach for years 2010 and 2011 were four years of projected net cash flows, a discount rate of 14%-15% and a long-term growth rate of 3.0%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill. In 2012, the Company adopted the provisions of ASU 2011-08 and performed a qualitative test for each of its reporting units. Since there were no indicators for impairment, a quantitative test was not performed.

The Company performed annual impairment tests during the fourth quarter of 2012 and did not identify any impairment losses (See Note 2).